Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,854,471.60
Previously Paid Amount	155.69
Total Fee Amount	256.11
Total Offset Amount	0.00
Net Fee	$ 100.42